Income Tax	9 Months Ended
Sep. 30, 2022
Income Tax Disclosure [Abstract]
Income Tax

Note 18. Income Tax

The Company calculates its quarterly tax provision pursuant to the guidelines in ASC 740 Income Taxes. ASC 740 requires companies to estimate the annual effective tax rate for current year ordinary income. In calculating the effective tax rate, permanent differences between financial reporting and taxable income are factored into the calculation, and temporary differences are not. The estimated annual effective tax rate represents the Company’s estimate of the tax provision in relation to the best estimate of pre-tax ordinary income or loss. The estimated annual effective tax rate is then applied to year-to-date ordinary income or loss to calculate the year-to-date interim tax provision.

The Company recorded a provision for income taxes of $800 and none for the nine months ended September 30, 2022 and 2021, respectively. The Company is projecting a (0.01)% effective tax rate for the year ending December 31, 2022, which is primarily the result of projected provision from book loss incurred for the year offset by additional valuation allowance on the net operating losses. The Company’s effective tax rate for 2021 was 9.18% which was the result of the benefit of book income for the year.

As of December 31, 2021, the Company had estimated federal and state net operating loss (NOL) carryforwards of approximately $14.3 million. Federal NOL carryforwards begin to expire in 2028.